CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the reference to us under the heading “Independent Registered Public Accounting Firm” for Marsico Emerging Markets Fund in this Registration Statement on Form N-1A.

Denver, Colorado
December 28, 2010